UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end:  December 31, 2019

Date of reporting period:  December 31, 2019

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2019

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2019

TABLE OF CONTENTS

Shareholders’ Letter	1
Management’s Discussion of Fund Performance	5
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Disclosure of Fund Expenses	27
Trustees and Officers of The Advisors’ Inner Circle Fund	30
Notice to Shareholders	36

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019 (Unaudited)

Dear Shareholders:

Having recently experienced a sharp stock market correction at the end of 2018, we wrote to clients at the beginning of last year that we believed there was a “disconnect between the recent market action and the reality of the present situation” and that the market could “climb the ‘wall of worry’ established in late 2018.”  Fortunately, 2019 turned out to be a superb year for financial markets and for the Sarofim Equity Fund (the “Fund”), with the S&P 500 providing a total return of 31.5%, the best result for the index since 2013.  While economic growth did decelerate over the past year, the current US economic expansion continues to set records for its duration.  Continuing economic growth, strong corporate profitability, and supportive monetary policy still provide a solid foundation for the equity market, especially in an era of extraordinarily low interest rates.

Overcoming concerns surrounding the impact of tariffs and trade negotiations, the path of monetary policy, and domestic and international politics, most financial markets enjoyed a banner year in 2019.  The Barclay’s US Aggregate Bond Index rose 8.7% as the Federal Reserve shifted course and reduced interest rates three times during 2019.  Foreign stock indices generally trailed the US again—in their local currencies and in dollars—but enjoyed solid absolute returns, with the MSCI EAFE and Emerging Markets indices rising 22.7% and 18.9%, respectively, when calculated in dollars.  In the middle of the year, investors worried about falling readings of the ISM survey of manufacturing activity and the inversion of the yield curve.  However, by the end of the year, developments in trade and monetary policy were assuaging several of the market’s greatest areas of concern.  The market set fresh record highs as the Trump administration announced a “Phase 1” deal with China and Congress passed the USMCA trade agreement with Canada and Mexico.  After lowering short-term interest rates throughout 2019, the Federal Reserve communicated that the Board’s expectation was to remain on hold for the foreseeable future; most observers also believe that the Fed will refrain from adjusting interest rates later in 2020 in order to avoid charges of partisan behavior close to the Presidential election.  Business confidence and investment should respond favorably to the elimination of these uncertainties, adding support to an economy that has been capably carried by the consumer more recently.
Considering that the consumer is responsible for over 70% of our country’s gross domestic product, the US economy remains on a very sound footing.  The latest unemployment rate is only 3.5%, and the 4-week average of initial jobless claims of just above 200,000 per week is the lowest since 1969, when the country’s population was almost 40% smaller than today.  Aided by the recent prevalence of low interest rates and more prudent management of the consumer’s debt balances, household debt service is less than 10% of disposable income, near an all-time

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019 (Unaudited)

low. The net worth of American households stands at an estimated $116 trillion, an all-time high.  Those households hold over $132 trillion of assets compared to liabilities of approximately $16 trillion, of which 66% are mortgages.  Clearly, the US consumer is in a strong position to continue supporting economic growth.

While we judge the state of the economy to be healthy, investors are currently worrying about a number of items.  Most immediately, the coronavirus originating from Wuhan, China is spooking the markets, leading to some recent volatility.  Travel restrictions and consumer caution may stunt economic activity in the short run, but it is likely that this disease will run its course and not present a long-lasting impact.  While a new disease is disturbing, it is worth noting that the seasonal flu virus is responsible for several hundred thousand deaths worldwide on an annual basis.  TV coverage has also been focused on the impeachment trial recently, and it will turn increasingly to the November election as we move through 2020.  Many investors have expressed concern about the possibility that a change in control of the executive and/or legislative branches would upset the markets.  It is a possibility that uncertainty could cause additional volatility in the marketplace, but we would counsel our clients to remember the dynamism of the American economy and the checks and balances of our system of government.  While many views seem to be emanating from the extremes of US political belief, it has proven to be very difficult to pass major pieces of legislation, even when one party controls all branches of the government.  Several candidates competing in the primaries may be focused on “structural change” in healthcare, taxes, the energy sector, antitrust policy, and other programs, but most of these policies will be difficult to implement.

With these kinds of worries present, it is hard to say that investors are excessively exuberant.  Although the equity markets provided great returns in 2019, both institutional and individual investors demonstrated signs of skepticism and risk aversion that are healthy for the market.  In contrast to the venture capital firms that invested giant sums into unprofitable “unicorn” companies, IPO investors and the stock market found a distaste for companies such as Uber, Lyft, Slack, and the aborted offering of WeWork.  Investors also pulled a record $156 billion out of US stock mutual funds and ETFs during 2019, allocating more money to bonds and money market funds.  The hedge fund community experienced almost $100 billion of net outflows during 2019, but large endowments and foundations still remain focused on alternative assets.  Using data provided by NACUBO and TIAA, endowments have approximately one-third of their assets in stocks, and only 14% is invested in US stocks, which have handily outperformed their international counterparts.  Most of these educational or charitable institutions have trailed the traditional 60/40 index of stocks and bonds for the past 1, 3, 5, and 10-year periods as a result.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019 (Unaudited)

Within the Fund’s portfolio, we continue to focus on industry-leading companies that we believe can grow earnings, cash flows, and dividends at superior rates over the long-term.  The S&P’s P/E multiple moved up in 2019, and earnings growth will be essential to drive stock returns going forward. We believe that the Fund’s portfolio will experience faster growth than that of the S&P Index, and we expect the companies in the Fund’s portfolio to maintain a growth advantage in future periods as well. In a period of time when fixed income securities are offering paltry yields, the dividend stream of the Fund’s equity securities remains attractive as well.  Using figures from Bank of America, the total sum of interest paid to holders of global government and investment grade corporate bonds is approximately $523 billion.  That interest figure is probably overstated since roughly $11 trillion of foreign government bonds are actually priced to yield a negative return; what the investor earns in coupon payments is more than offset by principal losses when held to maturity.  Compared to these total interest payments, the companies in the S&P 500 paid almost $485 billion in dividends during 2019, and we expect those payments to grow by approximately 5% in 2020.  On top of the dividend payments, those companies are also deploying significant sums into share repurchase, which accounted for $770 billion during the twelve months ended September 2019.

Our firm has historically emphasized equity investments as the engine of superior long-term wealth accumulation, and we remain convinced in the validity of this approach.  Our forecast for growth in the economy and the level of corporate profits provides a solid foundation for confidence in the long-term outlook for the equity market and the Fund’s portfolio.  At the same time, we also build the Fund’s portfolio to endure the inevitable periods of time when conditions are not favorable.  In those periods we rely on the strength of the balance sheets and cash flows of the companies in the Fund’s portfolio, which provide staying power and flexibility to weather the volatile periods and emerge stronger when the recovery arrives.  Thank you for your continued trust and confidence in our Firm.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019 (Unaudited)

This document is confidential and intended solely for the recipient and may not be published, reproduced or distributed without the express written consent of Fayez Sarofim & Co. (“FS & Co.”).  This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services.

This communication contains forward-looking statements, which reflect the views of FS & Co. These forward-looking statements can be identified by reference to words such as “believe”, “expect”, “potential”, “continue”, “may”, “will”, “should”, “seek”, “approximately”, “predict”, “intend”, “plan”, “estimate”, “anticipate” or other comparable words. These forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Should any assumptions underlying the forward-looking statements contained herein prove to be incorrect, the actual outcome or results may differ materially from outcomes or results projected in these statements. FS & Co. and its affiliates do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law or regulation."

The indices highlighted herein are presented for comparative purposes only. The volatility of the referenced indices may be materially different from that of FS & Co.’s products, and FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices.  Products offered by FS & Co. will hold considerably fewer securities than the referenced indices.

THE ADVISORS’ INNER CIRCLE FUND

SAROFIM EQUITY FUND
DECEMBER 31, 2019 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

The Sarofim Equity Fund (the “Fund”) outperformed the S&P 500 Index in the second half of 2019 driven by the combined effects of sector allocation and stock selection. Within the industrials sector, an advantageous underweight allocation along with adept stock selection contributed positively to results. The dual effects of sector allocation and stock positioning in the information technology sector also had a positive impact.  Strategic underweighting of the utilities and real estate sectors added value to relative results, while selectively focused stock selection in the health care sector contributed to the Fund’s performance. On the other hand, overweighing the energy sector negatively impacted relative results, while disadvantageous stock selection in the consumer staples sector also hindered performance in the period. The largest positive contributors to relative performance include Apple, Microsoft, Alphabet, JPMorgan Chase, and ASML Holding. The largest detractors to relative results include Exxon Mobil, Amazon, Anheuser-Busch InBev, McDonald’s, and Progressive.

The global outlook has pivoted from pessimism to optimism as stable global growth, reduced uncertainty, and low interest rates create a favorable environment for businesses and consumers alike. While economic growth has slowed in the US, it did not contract and trigger a recession as a result of synchronized policies around the world to ease monetary conditions. Supportive central banks and reduced trade tensions contributed to a brighter outlook as the economic expansion enters its eleventh year. Against this cautiously optimistic backdrop, we believe the markets will reward high quality companies that can expand their market share, grow earnings, and provide a degree of defense against market volatility. The Fund’s long-practiced investment approach focuses on such companies.  Our strategy targets global industry leaders with solid balance sheets and strong pricing power that have the capability to consistently deliver revenue and earnings growth across business cycles. Financial strength and ample free cash flow also enable the portfolio companies in the Fund’s portfolio to consolidate market share and bolster their competitive positioning over time. Furthermore, we aim to invest with seasoned management teams who have strong records of returning cash to shareholders and are well-equipped to extend those records in difficult and volatile times, providing a ballast to the Fund’s portfolio as market conditions change.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019 (Unaudited)

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND

SAROFIM EQUITY FUND
DECEMBER 31, 2019 (Unaudited)

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund, versus the S&P 500 Index
	AVERAGE ANNUAL RETURN TOTAL FOR YEAR ENDED DECEMBER 31, 2019*
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date**
Sarofim Equity Fund	35.56%	16.70%	10.54%	10.58%
S&P 500 Index	31.49%	15.27%	11.70%	12.21%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND

SAROFIM EQUITY FUND
DECEMBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%

	Shares	Value
Canada — 1.3%
Canadian Pacific Railway	5,110	$1,302,794

Denmark — 1.7%
Novo Nordisk ADR	29,445	1,704,277

France — 2.2%
LVMH Moet Hennessy Louis Vuitton ADR	23,670	2,207,701

Netherlands — 2.1%
ASML Holding, Cl G	7,075	2,093,775

Switzerland — 3.4%
Nestle ADR	16,928	1,832,625
Roche Holding ADR	37,990	1,544,673
		3,377,298

United States — 88.8%
Communication Services — 13.8%
Alphabet, Cl C *	3,245	4,338,630
Comcast, Cl A	53,816	2,420,105
Facebook, Cl A *	26,515	5,442,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

COMMON STOCK — continued
	Shares	Value
United States — (continued)
Communication Services — (continued)
Walt Disney	10,485	$1,516,446
		13,717,385

Consumer Discretionary — 6.1%
Amazon.com *	1,660	3,067,414
Booking Holdings *	300	616,119
McDonald's	5,823	1,150,683
NIKE, Cl B	12,475	1,263,842
		6,098,058

Consumer Staples — 11.5%
Altria Group	31,887	1,591,480
Coca-Cola	44,252	2,449,348
Estee Lauder, Cl A	14,257	2,944,641
PepsiCo	14,245	1,946,864
Philip Morris International	29,299	2,493,052
		11,425,385

Energy — 6.0%
Chevron	16,952	2,042,885
ConocoPhillips	13,954	907,429
Enterprise Products Partners (A)	29,580	832,973
Exxon Mobil	30,418	2,122,568
		5,905,855

Financials — 13.5%
American Express	15,815	1,968,809
Berkshire Hathaway, Cl B *	1,794	406,341
BlackRock, Cl A	4,420	2,221,934
Chubb	9,831	1,530,293
Intercontinental Exchange	12,000	1,110,600
JPMorgan Chase	22,969	3,201,879
Progressive Corp	13,925	1,008,031
S&P Global	7,273	1,985,893
		13,433,780

Health Care — 6.8%
Abbott Laboratories	24,230	2,104,618
AbbVie	14,013	1,240,711
Intuitive Surgical *	2,630	1,554,724
UnitedHealth Group	6,220	1,828,556
		6,728,609

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND

SAROFIM EQUITY FUND
DECEMBER 31, 2019

COMMON STOCK — continued

	Shares	Value
United States — (continued)
Industrials — 4.9%
Union Pacific	10,088	$1,823,810
United Technologies	13,551	2,029,398
Verisk Analytics, Cl A	6,900	1,030,446
		4,883,654

Information Technology — 22.6%
Apple	21,079	6,189,848
Automatic Data Processing	3,865	658,983
Broadridge Financial Solutions	5,000	617,700
Mastercard, Cl A	1,985	592,701
Microsoft	47,125	7,431,612
Texas Instruments	26,661	3,420,340
Visa, Cl A	19,110	3,590,769
		22,501,953

Materials — 3.7%
Air Products & Chemicals	6,664	1,565,973
Linde	4,653	990,624
Sherwin-Williams	1,905	1,111,644
		3,668,241

		88,362,920

TOTAL COMMON STOCK
(Cost $39,485,952)		99,048,765

SHORT-TERM INVESTMENTS(B) — 0.1%

JPMorgan 100% U.S. Treasury Securities Money Market Fund, Cl Premier, 1.180%	55,010	55,011
SEI Daily Income Trust Government Fund, Cl F, 1.500%	68,401	68,401

TOTAL SHORT-TERM INVESTMENTS
(Cost $123,411)		123,412
TOTAL INVESTMENTS— 99.7%
(Cost $39,609,363)		$99,172,177

Percentages are based on Net Assets of $99,513,769.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

(A)	Security considered a Master Limited Partnership. At December 31, 2019, such securities amounted to $832,973, or 0.8% of Net Assets.
(B)	Rate shown is the 7-day effective yield as of December 31, 2019.

ADR — American Depositary Receipt
Cl — Class

At December 31, 2019, all of the Fund’s investments were Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended December 31, 2019, there were no transfers in or out of Level 3.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2019

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $39,609,363)	$99,172,177
Receivable for Investment Securities Sold	207,012
Dividends Receivable	110,714
Tax Reclaim Receivable	97,906
Prepaid Expenses	15,560
Total Assets	99,603,369
Liabilities:
Payable due to Adviser	41,503
Payable due to Administrator	8,493
Chief Compliance Officer Fees Payable	3,158
Payable due to Trustees	87
Audit Fees Payable	12,650
Printing Fees Payable	7,238
Legal Fees Payable	7,087
Other Accrued Expenses	9,384
Total Liabilities	89,600
Net Assets	$99,513,769
Net Assets Consist of:
Paid-in Capital	$38,635,654
Total Distributable Earnings	60,878,115
Net Assets	$99,513,769

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	7,465,243
Net Asset Value, Offering and Redemption Price Per Share*	$13.33

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,798,965
Less: Foreign Taxes Withheld	(36,565)
Total Investment Income	1,762,400

Expenses:
Investment Advisory Fees	465,118
Administration Fees	99,999
Trustees' Fees	17,281
Chief Compliance Officer Fees	6,249
Legal Fees	30,930
Transfer Agent Fees	28,219
Audit Fees	26,690
Registration and Filing Fees	22,366
Printing Fees	6,740
Custodian Fees	5,071
Other Expenses	5,155
Total Expenses	713,818

Less:
Waiver of Investment Advisory Fees	(62,646)
Net Expenses	651,172
Net Investment Income	1,111,228
Net Realized Gain on Investments	3,897,789
Net Change in Unrealized Appreciation on Investments	22,794,041
Net Realized and Unrealized Gain on Investments	26,691,830
Net Increase in Net Assets Resulting from Operations	$27,803,058

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net Investment Income	$1,111,228	$1,260,854
Net Realized Gain on Investments	3,897,789	5,641,593
Net Change in Unrealized Appreciation (Depreciation) on Investments	22,794,041	(12,974,788)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,803,058	(6,072,341)
Distributions:	(4,915,007)	(5,842,097)
Capital Share Transactions:
Issued	26,597	2,331,401
Reinvestment of Dividends and Distributions	2,082,095	2,622,706
Redeemed	(6,044,029)	(5,987,150)
Net Decrease in Net Assets from Capital Share Transactions	(3,935,337)	(1,033,043)
Total Increase (Decrease) in Net Assets	18,952,714	(12,947,481)
Net Assets:
Beginning of Year	80,561,055	93,508,536
End of Year	$99,513,769	$80,561,055
Share Transactions:
Issued	2,204	193,657
Reinvestment of Dividends and Distributions	159,396	251,065
Redeemed	(486,910)	(495,738)
Net Decrease in Shares Outstanding from Share Transactions	(325,310)	(51,016)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value, Beginning of Year	$10.34	$11.92	$10.00	$9.46	$10.68
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.15	0.17	0.16	0.17	0.20
Net Realized and Unrealized Gain (Loss)	3.50	(0.99)	2.41	0.54	(0.57)
Total from Investment Operations	3.65	(0.82)	2.57	0.71	(0.37)
Redemption Fees	0.00	0.00	0.00	0.00	0.00 ^
Dividends and Distributions:
Net Investment Income	(0.14)	(0.17)	(0.15)	(0.17)	(0.20)
Net Realized Gains	(0.52)	(0.59)	(0.50)	–	(0.65)
Total Dividends and Distributions	(0.66)	(0.76)	(0.65)	(0.17)	(0.85)
Net Asset Value, End of Year	$13.33	$10.34	$11.92	$10.00	$9.46
Total Return†	35.56%	(6.83)%	25.82%	7.56%	(3.43)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$99,514	$80,561	$93,509	$95,393	$98,055
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.77%	0.78%	0.79%	0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.36%	1.37%	1.72%	1.94%
Portfolio Turnover Rate	6%	9%	3%	5%	12%

(1)	Per share calculations were performed using average shares for the period.
^	Amount represents less than $.005 per share.
†
Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND

SAROFIM EQUITY FUND
DECEMBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 funds.

The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.  As of December 31, 2019, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

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whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2019, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2019, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on

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securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the years ended December 31, 2018 and 2019, there were no redemption fees retained by the Fund. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such

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officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2019, the Fund was charged $99,999 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2020. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70%

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to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:
Period Ending	Subject to Repayment until December 31,	Amount
1/01/2017-12/31/2017	2020	$76,568
1/01/2018-12/31/2018	2021	78,565
1/01/2019-12/31/2019	2022	62,646
		$$217,779

6. Investment Transactions:

For the year ended December 31, 2019, the Fund made purchases of $5,859,620 and sales of $13,545,563 in investment securities other than long-term U.S. Government and short-term securities. For the year ended December 31, 2019, there were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

The following permanent differences, primarily attributable to partnership adjustments and the reclass of distributions, have been reclassified to/from the following accounts:
Distributable Earnings	Paid in Capital
$85	$(85)

The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:

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	Ordinary Income	Long-Term Capital Gain	Total

2019	$1,069,714	$3,845,293	$4,915,007
2018	1,096,555	4,745,542	5,842,097

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$41,514
Undistributed Long-Term Capital Gains	1,168,496
Unrealized Appreciation	59,668,129
Other Temporary Differences	(24)
Total Distributable Earnings	$60,878,115

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2019, the Fund has no capital loss carryforwards.

Funds are permitted to carry forward capital losses for an unlimited period and capital losses will retain their character as either short-term or long-term.

Post October losses represent losses realized on investment transactions from November 1, 2019 through December 31, 2019 that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year. As of December 31, 2019, the Fund did not defer post October losses.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2019, were as follows:
Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$39,504,050	$59,742,586	$(74,459)	$59,668,127

The preceding differences between book and tax cost are primarily due to investments in partnerships and wash sales.

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8. Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

Foreign Security Risk — Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Market Sector Risk — The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

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Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

9. Other:

At December 31, 2019, 42% of total shares outstanding were held by one affiliated shareholder.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

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12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sarofim Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sarofim Equity  Fund (one of the funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

 We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

 Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2020
We have served as the auditor of one or more investment companies in Fayez Sarofim & Company since 2014.

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DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

•
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,120.10	0.70%	$3.74
Hypothetical 5% Return	1,000.00	1,021.56	0.70	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

This Page Intentionally Left Blank.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)
SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.
INDEPENDENT TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)
Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 45 funds in The Advisors’ Inner Circle Fund.

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are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2019.
Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

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Name and Year of Birth	Position with the Trust and Length of Time Served1	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)
Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011
Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)
Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 45 funds in The Advisors’ Inner Circle Fund.

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Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017.  Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)
Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)
Attorney, SEI Investments Company (2018-present).  Attorney, Blank Rome LLP (2015-2018). Vice President and Assistant Counsel, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson, LLP (2006-2013).

Eric Griffith (Born: 1969)	Vice President and Assistant Secretary (Since 2019)	Attorney, SEI Investments, since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)
Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND
SAROFIM EQUITY FUND
DECEMBER 31, 2019

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2019, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)
78.24%	21.76%	100.00%	100.00%	100.00%	0.00%

Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Qualifying Business Income(6)
0.00%	0.00%	0.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short- term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

NOTES

Sarofim Equity Fund
P.O. Box 588
Portland, ME 04112
1-855-727-6346
Adviser:
Fayez Sarofim & Co.
Two Houston Center
909 Fannin Street, Suite 2907
Houston, Texas 77010
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.
SAR-AR-001-0600

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.  Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$57,000(2)	$6,000	None	None
(d)	All Other Fees	None	None	$199,760	None	None	None

(2)   Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$22,870	None	None	$22,870	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.
have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO.  The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.  The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $256,760 and $6,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.  Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 9, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 9, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and CFO

Date: March 9, 2020
*     Print the name and title of each signing officer under his or her signature.